EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Magnetek, Inc. (the “Company”) on Form 10-Q for the period ending October 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Thomas G. Boren, President and Chief Executive Officer of the Company, and David P. Reiland, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to U.S.C. Section 1350 and Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas G. Boren
Thomas G. Boren
President and Chief Executive Officer

/s/ David P. Reiland
David P. Reiland
Executive Vice-President and
Chief Financial Officer

Dated: November 11, 2005